Exhibit 10.39

***Text Omitted and Filed Separately

with the Securities and Exchange Commission

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

AMENDMENT TO PATENT SUBLICENSE AGREEMENT

THIS AMEDMENT TO PATENT SUBLICENSE AGREEMENT (this “Amendment”) is made this 28th day of June, 2018 (the “Amendment Effective Date”) between:

Industry 3200, Inc., a Delaware Corporation with a principal office located at 1155 Camino Del Mar #118, Del Mar, CA 92014 (“Sublicensor”); and

BioNano Genomics, Inc., a Delaware corporation with a place of business at 9640 Town Centre Drive, Suite 100, San Diego, CA 92121 (“Sublicensee”),

individually a “Party” and together the “Parties”.

WHEREAS, on December 27, 2013, the Sublicensor and Sublicensee entered into a Patent Sublicense Agreement (the “Agreement”).

WHEREAS, the Sublicensor and Sublicensee now wish to amend certain terms of the Agreement as set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which each Party acknowledges, the Sublicensor and Sublicensee hereto agree the following:

1.	The terms utilized in this Amendment shall have the same meanings set forth in the Agreement, unless otherwise indicated herein.

2.	Section 3.1 of the Agreement is hereby amended and restated in its entirety as follows:

“3.1. Sublicense Fees: As consideration for the grant and maintenance of this Agreement, Sublicensee shall pay, and Sublicensor shall accept, a sublicense fee as follows:

3.1.1. $[…***…] within thirty (30) days of the full execution of this Agreement or of the Master License Agreement, whichever is later.

3.1.2. $[…***…] on July 1 of the second Agreement Year.

3.1.3. $[…***…] on July 1 of the third Agreement Year.

3.1 .4. $[…***…] on July 1 of the fourth Agreement Year.

3.1.5. $[…***…] on July 1 of the fifth Agreement Year.

***Confidential Treatment Requested

3.1.6. $[…***…] on October 1 of the sixth Agreement Year.

3.1.7. $[…***…] on July 1 of each subsequent Agreement Year, if the term of this Agreement is extended to include such Agreement Year.”

3.	Section 4.1 under Section 4 “TERM AND TERMINATION” of the Agreement is hereby amended and restated in its entirety as follows:

“4.1. Unless otherwise terminated under any other provision of this Agreement, this Agreement shall expire on the earlier of the end of the sixth (6th) Agreement Year or upon the termination of the Master License Agreement.”

4.	All terms and conditions of the Agreement not expressly amended by this Amendment shall remain in full force and effect. ·

5.	In the event of any dispute, conflict or ambiguity between the terms and conditions of this Amendment and the License Agreement, this Amendment shall control.

6.

This Amendment, and the Agreement (where herein referenced), together constitute the entire agreement of the Parties as to the subject matter of this Amendment, and supersede all prior negotiations, representations, agreements and understandings regarding the same.

7.

This Amendment shall be effective upon full execution by facsimile or original, and a facsimile signature shall be deemed to be and shall be as effective as an original signature. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be signed by their duly authorized representatives.

Industry 3200, Inc.		BioNano Genomics, Inc.

By :	/s/ Leslie A. Hickle	By :	/s/ R. Erik Holmlin
Name :	Leslie A. Hickle	Name :	R. Erik Holmlin
Title :	CEO	Title :	CEO

***Confidential Treatment Requested